UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2011 (September 14, 2011)

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission

File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

The disclosure set forth under Item 5.03 regarding the amendment and restatement of the bylaws of Plains Exploration & Production Company (“PXP”) is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 14, 2011, PXP’s Board of Directors (the “Board”) authorized the amendment and restatement of PXP’s bylaws (as amended and restated, the “Amended Bylaws”) to include certain procedures for stockholders to nominate directors and propose other matters for consideration at a meeting of stockholders. The Amended Bylaws became effective immediately upon their adoption by the Board and generally require, among other things:

•

stockholders to provide notice at least 90 days but not more than 120 days prior to the first anniversary of the prior year’s annual meeting date, in proper written form, with respect to (i) any business matter such stockholder proposes to bring before any annual meeting of stockholders (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which provides its own procedural requirements) and (ii) any person whom a stockholder proposes to nominate for election as a director at any annual meeting of stockholders;

•

stockholders to provide notice at least 90 days but not more than 120 days prior to any special meeting of stockholders called for the purpose of electing directors, in proper written form, with respect to any person whom a stockholder proposes to nominate for election as a director at such special meeting;

•

with respect to a stockholder or any beneficial owner on whose behalf business or nominations are brought and their respective associates, any participant with such stockholder and any person acting in concert with such stockholder or beneficial owner (a “proposing stockholder”), disclosures regarding such proposing stockholder’s identity, ownership and voting interests in securities of PXP or its competitors (including, for example, any derivative instruments directly or indirectly owned beneficially by such proposing stockholder);

•

disclosures relating to any material relationship, and interest in any material agreement, between (i) a proposing stockholder and PXP or its competitors and (ii) a proposing stockholder and a director nominee;

•

a proposing stockholder to update or supplement any information previously provided in connection with a stockholder proposal or director nomination if such information is not true and correct as of the record date and as of 10 business days prior to the meeting; and

•

director nominees to complete a written questionnaire in a form provided by PXP and make certain representations to PXP relating to voting commitments, compensation and other economic arrangements and future compliance with PXP’s corporate governance and other policies applicable to directors.

In accordance with the Amended Bylaws, notice of stockholder-proposed business or director nominations for the 2012 annual meeting of stockholders will be timely if delivered to, or mailed and received at, PXP’s principal executive office no earlier than January 6, 2012 and no later than February 5, 2012.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

3.1	Second Amended and Restated Bylaws, adopted as of September 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: September 16, 2011	/s/ Nancy I. Williams
Nancy I. Williams
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 3.1	Second Amended and Restated Bylaws, adopted as of September 14, 2011